UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C., 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date Of Report (Date Of Earliest Event Reported):  07/19/2005

International Assets Holding Corporation
(Exact Name of Registrant as Specified in its Charter)

Commission File Number:  000-23554

Delaware	59-2921318
(State or Other Jurisdiction of	(I.R.S. Employer
Incorporation or Organization)	Identification No.)

220 E. Central Parkway, Suite 2060, Altamonte Springs, FL 32701
(Address of Principal Executive Offices, Including Zip Code)

407-741-5340
(Registrant’s Telephone Number, Including Area Code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act(17CFR240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17CFR240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17CFR240.13e-4(c))

Items to be Included in this Report

Item 4.01.    Changes in Registrant's Certifying Accountant

(a) Previous Independent Accountant
            On July 13, 2005, KPMG LLP ("KPMG") notified International Assets Holding Corporation (the "Company") that it had resigned as the independent registered public accounting firm for the Company.
            The reports of KPMG on the financial statements of the Company for the fiscal years ended September 30, 2004 and 2003, did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principle, other than KPMG's audit report dated December 12, 2004, except as to Note 2, which is as of May 21, 2005, contained an explanatory paragraph stating that the Company's financial statements for the fiscal years ended September 30, 2004 and 2003 had been restated. The aforementioned audit report was included in the Company's Form 10-KSB/A for the fiscal years ended September 30, 2004 and 2003 filed on May 23, 2005.
      During the fiscal years ended September 30, 2004 and 2003, and through July 13, 2005, there have been no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of KPMG, would have caused KPMG to make reference to the subject matter of the disagreements in connection with KPMG's opinions on the financial statements for such years.
           During the fiscal years ended September 30, 2004 and 2003, and through July 13, 2005, there have been no events of the type described in Item 304(a)(1)(iv)(B) of Regulation S-B, other than the material weaknesses in internal controls, which were previously disclosed in Item 8A of the Company's Form 10-KSB/A filed on May 23, 2005 regarding the application of accounting principles with respect to the accounting for: (i) the beneficial conversion feature embedded in the $12,000,000 convertible notes issued by the Company in March 2004; (ii) the recognition of rental expense for certain office leases; and (iii) the effect on income tax of the 7% coupon interest paid by the Company during fiscal 2004 on its convertible notes. The Company has authorized KPMG to respond fully to any inquiries of the Company's successor accountants concerning the subject matter of these events.
             A letter from KPMG is attached as Exhibit 16.1 to this Form 8-K.

(b) New Independent Accountant

            On July 13, 2005, the Audit Committee engaged Rothstein, Kass & Company, P.C. ("Rothstein, Kass") as the independent registered public accounting firm for the Company for the fiscal year ending September 30, 2005 including the June 30, 2005 quarterly review. The Audit Committee of the Board of Directors of the Company participated in and approved the decision to engage Rothstein, Kass.
         During the fiscal years ended September 30, 2004 and 2003, and through July 13, 2005, the Company did not consult with Rothstein, Kass regarding either (i) the application of accounting principles to a specified transaction, either completed or contemplated; or the type of audit opinion that might be rendered on the Company's financial statements; or (ii) any matter that was either the subject of any disagreement or event of the type described in Item 304(a)(1)(iv) of Regulation S-B.

Item 9.01.    Financial Statements and Exhibits

(c)        Exhibits
Exhibits        Description

16.1                Letter from KPMG LLP to the Securities and Exchange Commission dated July 19, 2005.

Signature(s)

Pursuant to the Requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the Undersigned hereunto duly authorized.

International Assets Holding Corporation

Date: July 19, 2005.	By:	/s/ Sean M. O'Connor
Sean M. O'Connor
Chief Executive Officer

Exhibit Index

Exhibit No.	Description
EX-16.1	Letter of Change in Certifying Accountant